Note 37 - Share Buyback Program	12 Months Ended
Dec. 31, 2023
Note 37 - Share Buyback Program
Note 37 - Share Buyback Program

37      Share Buyback Program

On November 1, 2023, the Company’s board of directors approved a share buyback program of up to $1.2 billion (which, at the closing price of November 1, 2023 on the Milan Stock Exchange, would represent approximately 75.4 million shares, or 6.4% of the outstanding shares), to be executed within a year, with the intention to cancel the ordinary shares acquired through the program.

The buyback program is being carried out under the authority granted by the annual general meeting of shareholders held on June 2, 2020, which may be renewed or extended, up to a maximum of 10% of the Company’s shares. The buybacks may be ceased, paused and continued at any time, subject to compliance with applicable laws and regulations.

The program is divided into tranches. For purposes of carrying out the first tranche of the buyback program, Tenaris entered into a non-discretionary buyback agreement with a primary financial institution that makes trading decisions concerning the timing of the purchases of Tenaris’s ordinary shares independently of and uninfluenced by Tenaris and must act in compliance with applicable rules and regulations, including the Market Abuse Regulation 596/2014 and the Commission Delegated Regulation (EU) 2016/1052. Under the buyback agreement, purchases of shares may continue during any blackout periods.

During 2023, the Company purchased 12,648,091 shares, for a value of $213.7 million. As of December 31, 2023, the Company held a liability in connection to the shares to be settled under the first tranche of the buyback program that amounted to $86.2 million. On January 12, 2024, the first tranche of the share buyback program was completed.

Further information on the buyback transactions is available on Tenaris’s corporate website under the Share Buyback Program Section.